UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2012

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7915 Baymeadow Way, Jacksonville, Florida		32256
(Address of Principal Executive Offices)		(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial Report”) filed by ParkerVision, Inc. on June 7, 2012 with the Securities and Exchange Commission.  The sole purpose of this amendment is to change the item number under which the information in the Initial Report was filed from Item 8.01 (Other Events) to Item 7.01 (Regulation FD Disclosure).  Except for the foregoing, no changes have been made to the Initial Report or the exhibits thereto.

Item 7.01.	Regulation FD Disclosure.

Attached as exhibit 99.1 to this Current Report is a slide presentation that ParkerVision, Inc. plans to use for future investor, public relations, and other corporate purposes.

The information in this Current Report, and the exhibits hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, and the exhibits hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

99.1	Presentation (incorporated by reference from Exhibit 99.1 to Current Report on Form 8-K filed June 7, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 14, 2012
PARKERVISION, INC.

By:	/s/Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer